UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2010
GENERAL MARITIME CORPORATION
(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-34228	66-071-6485
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

299 Park Avenue
New York, NY	10171
(Address of Principal	(Zip Code)
Executive Offices)
Registrant’s telephone number, including area code: (212) 763-5600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-1.1
EX-5.1
EX-8.1
EX-8.2
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-10.6
EX-10.7
EX-10.8
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement.
On June 17, 2010 General Maritime Corporation, a Marshall Islands company (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., Dahlman Rose & Company, LLC, Jefferies & Company, Inc. and J.P. Morgan Securities Inc., as representatives for the several underwriters referred to in the Underwriting Agreement (collectively, the “Underwriters”), pursuant to which the Company will sell to the Underwriters an aggregate of 30,600,000 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”), for a purchase price of $6.41 per share (the “Purchase Price”), which reflects a price to the public of $6.75 per share less underwriting discounts and commissions. The Company has granted the Underwriters the right to purchase up to an additional 4,590,000 shares of Common Stock at a price per share equal to the Purchase Price. The Underwriters have 30 days from June 17, 2010 to exercise this option.
The shares are being sold pursuant to the Company’s shelf registration statement on Form S-3, as amended (Reg. No.333-157215) (the “Registration Statement”), which was declared effective by the SEC on April 8, 2009, as supplemented by the Company’s prospectus supplement dated June 17, 2010.
The Underwriting Agreement contains customary representations, warranties, conditions to closing, indemnification rights and obligations of the parties. The closing is expected to occur and delivery of the shares is expected to be made on or about June 23, 2010.
The Underwriting Agreement is filed as an exhibit with this Current Report.
“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995
The information set forth in the second sentence of Item 7.01 contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This forward looking statement is based on management’s current expectations. Included among the factors that, in our view, could cause actual results to differ materially from that forward looking statement are the fulfillment of the closing conditions under, or the execution of customary additional documentation for, the Company’s agreements to acquire vessels; completion and funding of financing on acceptable terms; and other factors listed from time to time in our public filings with the Securities and Exchange Commission including, without limitation, General Maritime’s Annual Reports on Form 10-K/A for the year ended December 31, 2009 and General Maritime’s reports on Forms 8-K and 10-Q.
Item 8.01 Other Events.
In connection with the sale by the Company of the Common Stock, as described in Item 1.01 of this Current Report, the following exhibits are filed with this Current Report: (1) the opinion of Reeder & Simpson P.C. as to the legality of the shares of Common Stock being sold by the Company; (2) the opinion of Reeder & Simpson P.C. as to certain tax matters; (3) the opinion of Kramer Levin Naftalis & Frankel LLP as to certain tax matters; (4) the Master Agreement, dated June 3, 2010, between the Company and Metrostar Management Corporation (“Metrostar”); (5) seven Memorada of Agreement, each dated June 2, 2010 and between the Company and a subsidiary of Metrostar; and (6) certain information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement (Exhibit 99.1 to this Current Report).
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement dated June 17, 2010 by and among the Company, Goldman, Sachs & Co., Dahlman Rose & Company, LLC, Jefferies & Company, Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

5.1	Opinion of Reeder & Simpson P.C., Marshall Islands counsel for the Company, as to the legality of the shares of Common Stock being sold by the Company.

8.1	Opinion of Reeder & Simpson P.C., Marshall Islands counsel for the Company, as to certain tax matters.

8.2	Opinion of Kramer Levin Naftalis & Frankel LLP, United States tax counsel for the Company, as to certain tax matters.

10.1	Master Agreement, dated June 3, 2010, between Metrostar Management Corporation and the Company.

10.2	Memorandum of Agreement, dated June 2, 2010, between Tanka Navigation Inc. and the Company.

10.3	Memorandum of Agreement, dated June 2, 2010, between Buffalo Maritime Services S.A. and the Company.

10.4	Memorandum of Agreement, dated June 2, 2010, between Motivation Marine Ltd. and the Company.

10.5	Memorandum of Agreement, dated June 2, 2010, between Ilaira Shipping and Trading S.A. and the Company.

10.6	Memorandum of Agreement, dated June 2, 2010, between Renee Shipholding Ltd. and the Company.

10.7	Memorandum of Agreement, dated June 2, 2010, between Goldenrain Maritime S.A. and the Company.

10.8	Memorandum of Agreement, dated June 2, 2010, between Lakeshore Navigation Corp. and the Company.

99.1	Information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, General Maritime Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME CORPORATION

DATE: June 18, 2010

/s/ John C. Georgiopoulos

John C. Georgiopoulos
Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated June 17, 2010 by and among the Company, Goldman, Sachs & Co., Dahlman Rose & Company, LLC, Jefferies & Company, Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

5.1	Opinion of Reeder & Simpson P.C., Marshall Islands counsel for the Company, as to the legality of the shares of Common Stock being sold by the Company.

8.1	Opinion of Reeder & Simpson P.C., Marshall Islands counsel for the Company, as to certain tax matters.

8.2	Opinion of Kramer Levin Naftalis & Frankel LLP, United States tax counsel for the Company, as to certain tax matters.

10.1	Master Agreement, dated June 3, 2010, between Metrostar Management Corporation and the Company.

10.2	Memorandum of Agreement, dated June 2, 2010, between Tanka Navigation Inc. and the Company.

10.3	Memorandum of Agreement, dated June 2, 2010, between Buffalo Maritime Services S.A. and the Company.

10.4	Memorandum of Agreement, dated June 2, 2010, between Motivation Marine Ltd. and the Company.

10.5	Memorandum of Agreement, dated June 2, 2010, between Ilaira Shipping and Trading S.A. and the Company.

10.6	Memorandum of Agreement, dated June 2, 2010, between Renee Shipholding Ltd. and the Company.

10.7	Memorandum of Agreement, dated June 2, 2010, between Goldenrain Maritime S.A. and the Company.

10.8	Memorandum of Agreement, dated June 2, 2010, between Lakeshore Navigation Corp. and the Company.

99.1	Information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement.